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                               EXHIBIT NO. 10(d)

                       Material Sciences Corporation 1985
                      Stock Option Plan for Key Employees
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                         MATERIAL SCIENCES CORPORATION
                            1985 STOCK OPTION PLAN
                               FOR KEY EMPLOYEES

     1. Purpose. The purpose of this Stock Option Plan (the "Plan") is to provide incentives to the management of Material Sciences Corporation (the "Company") and its subsidiaries through rewards based upon the ownership and performance of the common stock of the Company. Toward that end, the Compensation Committee of the Board of Directors of the Company (the "Committee") may (1) grant options to purchase shares of common stock of the Company to officers and other key management personnel of the Company or its subsidiaries, (2) grant stock appreciation rights in conjunction with such options and (3) issue shares of restricted stock as incentive awards to officers and other key management personnel of the Company or its subsidiaries. Such grants and awards shall be made on terms and conditions not inconsistent with the Plan. The Compensation Committee shall consist of two or more persons, all of whom shall be "disinterested persons" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended.

     2. Limitations on Shares To Be Issued. The total number of shares of common stock, par value $.02 per share, which may be issued pursuant to all grants and awards made under the Plan, the Material Sciences Corporation 1985 Stock Option Plan for Directors (the "1985 Directors' Plan") or the Material Sciences Corporation 1991 Stock Option Plan for Directors (the "1991 Directors' Plan"), or purchased under the Material Sciences Corporation Employee Stock Purchase Plan, shall not exceed 750,000 (subject to adjustment as provided in Section 13 hereof or such other Plans). Shares of common stock which are covered by an option granted pursuant to the Plan, the 1985 Directors' Plan or the 1991 Directors' Plan that expires or is otherwise terminated prior to its exercise shall again be available for the grant of new options under the Plan, except as provided in Section 7 hereof in connection with the exercise of stock appreciation rights.

     Shares of common stock issued under the Plan may be authorized and unissued shares of common stock, treasury stock or a combination thereof.

     3. Terms of Options. Options granted under the Plan may be either incentive stock options which qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") , or options which do not qualify under that Section ("non-qualified options"). Options that are intended to be treated as incentive stock options will be labelled "Incentive Stock Options." Options that are intended to be treated as non-qualified options will contain an explicit statement to that effect.

     Each option granted under the Plan shall be evidenced by a written agreement between the Company and the optionee. Each option shall be exercisable immediately in full or shall become exercisable in installments over the option period in such percentages of the total number of shares covered by the option as shall be determined by the Committee and stated in the agreement evidencing such option, provided that if a major corporate transaction as defined in Section 9 hereof shall occur one year or more after a grant of an option pursuant to the Plan and before the optionee
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has exercised the percentage of such option set forth in the following table which corresponds to the number of years that have elapsed since the grant of the option, the optionee may, within the 60 day period beginning on the effective date of such transaction, exercise such option with respect to a number of shares not to exceed the greater of (a) the number of shares with respect to which the optionee is then entitled to exercise the option under the terms of the option agreement, after any adjustments required to be made pursuant to Section 13 hereof, and (b) the number of shares which would cause the percentage of such option which has been exercised to equal the percentage specified in the following table:


                      YEARS SINCE          PERCENTAGES OF
                     GRANT OF OPTION    OPTION EXERCISABLE
                     ---------------    ------------------
                         1 to 2                 20%
                         2 to 3                 40%
                         3 to 4                 60%
                         4 or 5                 80%
                         5 or more             100%


The per share option price shall be a price determined by the Committee and specified in the option agreement, provided that the per share option price with respect to an incentive stock option shall be not less than 100% of the fair market value of a share of common stock of the Company on the date the option is granted, and further provided that the per share option price with respect to
             ------- --------
any options granted under the Plan to an optionee who is a director of the Company shall be not less than 75% of the fair market value of a share of common stock on the date the option is granted.

     An incentive stock option shall in no event be exercisable more than ten years after the date of grant, and a non-qualified option shall in no event be exercisable more than ten years and one day after the date of grant. Subject to the limitations expressed in the first sentence of this paragraph, an optionee may exercise options granted under the Plan for a period of three months following termination of the optionee's employment (12 months if termination of employment is due to total and permanent disability as defined in Section 22(e)(3) of the Code) to the same extent that the optionee might have exercised such option at the time of such termination of employment, provided that the Company shall not be required to issue shares pursuant to the exercise of options after termination of the employment of the optionee to the extent provided in Section 9 hereof. Options shall not be transferable other than by will or the laws of descent and distribution or pursuant to a "qualified domestic relations order" as defined under the Code. Options may be exercised by the executor, administrator or personal representative of a deceased optionee for a period of not longer than one year after the death of such optionee at such time and to such extent that the optionee, had he lived, would have been entitled to exercise such option.

     4. Loan of Exercise Price. Upon written request by an optionee (including an officer or director of the Company or any of its subsidiaries) or any person exercising the option after an optionee's death in accordance with
Section 3 hereof, the Company may, with the approval of the Committee, lend such optionee or such person an amount not exceeding the aggregate option price

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of any shares which such optionee or such person shall elect to purchase under the option. Such loan shall be secured by a pledge of the shares of the Company purchased with the proceeds of the loan, and shall bear interest at a rate determined by the Committee, provided, however, that in the case of an incentive stock option, if the loan is a term loan, such loan shall bear interest at a rate not less than the applicable federal rate then in effect under Sections 7872(f)(2) and 1274(d) of the Code.

     5. Limitation on Value of Stock Subject to Options Exercisable in Any Calendar Year. If an optionee is granted incentive stock options under the Plan or any other plan of either the Company or any parent or subsidiary corporation (within the meaning of Sections 424(e) and 424(f) of the Code), the aggregate fair market value of shares with respect to which the incentive stock options first become exercisable by the optionee for any calendar year shall not exceed $100,000. For this purpose, fair market value shall be determined on the date any such option is granted with regard to any restriction except any restriction which by its terms will never lapse.

     6. Exercise of Options. Subject to the terms of the option agreement, options granted pursuant to the Plan may be exercised from time to time in whole or in part. Each exercise of an option shall be accomplished by giving written notice of such exercise to the Treasurer of the Company, specifying the number of shares to be purchased and accompanied by payment in full of the purchase price therefor. Payment for the options exercised shall be either in (i) cash or check, bank draft or money order to the order of Material Sciences Corporation (collectively, "cash"), or (ii) with the consent of the Committee, shares of common stock of the Company (valued as of the date of the notice of exercise) with a value equal to or less than the total option price, plus cash in the amount, if any, by which the total option price exceeds the value of such shares of common stock. Payment for shares with respect to options exercised for cash shall be delivered with the notice specifying the number of shares being purchased. Payment for shares with respect to options exercised for Company stock and cash, if any, shall be delivered to the Treasurer of the Company not later than the end of the third business day after the exercise date. In the case of payment in stock, such payment shall be made by delivery of the necessary share certificates, with executed stock powers attached, to the Treasurer of the Company or, if such certificates have not yet been delivered to the optionee, by written notice to the Treasurer of the Company requesting that the shares presented by such certificates be applied toward payment as hereinabove provided.

     7. Stock Appreciation Rights. Any grant of stock appreciation rights in conjunction with all or part of any option granted under the Plan may be made at the time of the grant of such option or at any time thereafter, and provision for the exercise of such stock appreciation rights shall be made in the option agreement for such option or in an amendment thereto, as the case may be. A "stock appreciation right", is a right to receive, without payment to the Company, a number of shares of common stock of the Company or cash, as provided in this Section 7, in lieu of the purchase of shares under a related option. Stock appreciation rights granted under the Plan shall terminate and no longer be exercisable upon termination or exercise of the related option to the same extent as such option is terminated or exercised. Stock appreciation rights granted under the Plan shall be subject to such terms and conditions not inconsistent with other provisions of the Plan as shall be determined from time to time by the Committee, which shall include the following:

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               (a)  Stock appreciation rights shall be exercisable at such time or times as may be provided in the agreement evidencing such stock appreciation rights, provided that stock appreciation rights shall not be exercisable other than at a time that the option to which they relate shall be exercisable under the Plan and only to the extent, if any, that such option is exercisable.

               (b) Stock appreciation rights shall be exercisable only at such time or times that the fair market value of a share of common stock of the Company exceeds the per share option price under the option to which such rights relate.

               (c) Upon the exercise of a stock appreciation right, an optionee shall be entitled to receive at the time and in the form specified in this paragraph (c) an amount equal to the excess of the fair market value of one share of common stock of the Company over the option price per share specified in the related option multiplied by the number of shares in respect of which the stock appreciation right shall have been exercised, subject to the forfeiture of the right to such payments in the circumstances set forth in the final sentence of this paragraph (c). At the discretion of the Company, to be exercised by the Committee at the time of exercise of stock appreciation rights, such amount shall be payable either in cash, in common stock of the Company or in any combination thereof. (i) To the extent that such amount is payable in cash, it shall be paid at such time or times as the respective shares that would have been issued upon exercise of the option surrendered in whole or in part in connection with exercise of such stock appreciation rights first would have not been subject to the Right of Repurchase set forth in Section 9 hereof had the optionee exercised such option to such extent at the time he exercised the stock appreciation rights (the "option vesting dates" of the shares with respect to which such stock appreciation rights were exercised), with interest, if any, from the date of exercise of the stock appreciation rights at such rate as may be specified in the option agreement. (ii) To the extent that shares of common stock of the Company are to be delivered in payment of such excess amount in respect of stock appreciation rights which are exercised in accordance with this Section 7, the number of whole shares shall be determined by dividing the portion of such excess amount to be paid in the form of stock by the fair market value of one share of common stock of the Company on the date of exercise of the stock appreciation right. No fractional shares shall be issued upon exercise of the stock appreciation rights and no cash shall be paid for such fractional shares. Such shares shall be subject to the restrictions on disposition set forth in Section 9 hereof until the respective option vesting dates of the shares to which the stock appreciation rights in question relate. (iii) In the event of either (A) the termination of employment of the optionee prior to the time that any such cash becomes payable or at a time when any such shares are subject to such restrictions or (B) an attempt by the optionee to dispose of any such shares in violation of such restrictions, the Company may in its sole discretion determine that such cash or shares shall be forfeited, provided that the Company notifies such optionee of such forfeiture within 60 days after such termination of

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     employment or after the Company's receipt of written notice of the proposed disposition of such shares from the optionee.

               (d) Each option agreement which provides for stock appreciation rights shall provide for enforcement of the restrictions on the disposition of stock and forfeiture of cash or shares of common stock of the Company set forth in this Section 7. In aid of such enforcement, the optionee shall, immediately upon receipt of the certificate or certificates for shares issued pursuant to exercise of a stock appreciation right issued under the Plan and subject to such restrictions, deposit such certificate or certificates together with a stock power or other instrument of transfer, appropriately endorsed in blank, in escrow under a deposit agreement containing such terms and conditions as the Committee shall approve, with the escrow agent designated pursuant to such agreement, the expenses of such escrow to be borne by the Company.

               (e) The obligation to make payments with respect to stock appreciation rights shall not be funded or secured in any manner.

Upon the exercise of a stock appreciation right, the option to which such stock appreciation right is related shall no longer be exercisable to the extent that the related stock appreciation rights have been exercised and shall be deemed to have been exercised to that extent for the purpose of the limitation of the number of shares of common stock to be issued under the Plan as set forth in
Section 2 hereof, provided that the shares of common stock subject to such options shall again be available for the grant of new options to the extent that payment for such stock appreciation rights is forfeited under paragraph (c) of this Section 7.

     8. Exercise of Stock Appreciation Rights. The grantee of stock appreciation rights granted pursuant to the Plan, or such other party having the power pursuant to Section 3 hereof to exercise the option to which such stock appreciation rights relate, may exercise such rights in whole or in part in accordance with Section 7 hereof by surrendering the related option or applicable portion thereof to the Treasurer of the Company, specifying the number of shares with respect to which such stock appreciation rights are being exercised. Upon such exercise and surrender, the party exercising such rights shall be entitled to receive an amount determined in the manner prescribed in
Section 7 hereof at the time specified therein.

     9. Repurchase of Shares on Termination of Employment and Restrictions on Shares. In addition to any restrictions on the common stock of the Company contained in the Company's By-laws, shares issued upon exercise of options under the Plan shall not be sold, transferred, assigned, pledged, or otherwise encumbered, except by will or by the laws of descent and distribution, without the prior written consent of the Committee, at a time at which they are (1) subject either to the Company's right to repurchase, as set forth in this
Section 9, or to such other restrictions on disposition of the shares as the Committee shall impose on such shares pursuant to the terms of the option agreement or (2) pledged as collateral for any loan from the Company.

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     If an optionee's employment by the Company terminates within five years after a grant of an option to the optionee under the Plan, or if such optionee attempts to dispose of shares issued upon exercise of such options other than as allowed by the Plan, the Company shall have the right in its sole discretion to repurchase from such optionee at the option price a number of the shares issued pursuant to such grant up to but not exceeding the number of shares originally subject to such grant multiplied by the percentage set forth in the following table which corresponds to the number of years since the grant, subject to the limitations expressed in the following sentence:



                                          NUMBER OF SHARES
                                        SUBJECT TO REPURCHASE
            NUMBER OF YEARS               AS A PERCENTAGE OF
           SINCE GRANT OF OPTION        SHARES SUBJECT TO GRANT
           ---------------------        -----------------------
                  0 to 1                       100%
                  1 to 2                        80%
                  2 to 3                        60%
                  3 to 4                        40%
                  4 to 5                        20%

In the event of (i) a merger in which the Company is not the continuing or surviving entity (or a reverse or reverse subsidiary merger or consolidation in which the Company is, in effect, acquired by another corporation), other than a merger which effects only a change in the jurisdiction of incorporation of the Company, (ii) an acquisition of all or substantially all of the Company's assets by another entity which then conducts the business of the Company, or (iii) a transfer of more than 50% of the voting power of the Company in one transaction or a series of related transactions (each of which events shall hereinafter be called a "major corporate transaction"), the right of repurchase contained in this Section 9 shall cease to be effective as of the effective date of such transaction, except to the extent expressly provided in the option agreement.

     The right of repurchase specified in this Section 9 shall be determined separately for each separate grant of options to such optionee, and such right of repurchase may be exercised by the Company by means of a refusal to issue shares with respect to options exercised pursuant to Section 3 hereof (or to pay for stock appreciation rights exercised pursuant to Section 7 hereof) after such termination of employment, to the extent that such shares would have been subject to such right of repurchase if such options had been exercised prior to such termination. The Company may assign any rights of repurchase arising under this Section 9 to any party. Each option agreement shall provide for enforcement of the restrictions and rights to repurchase set forth in this
Section 9. In aid of such enforcement, the optionee shall, immediately upon receipt of the certificate or certificates for shares issued pursuant to exercise of options issued under the Plan and subject to such restrictions, deposit such certificate or certificates together with a stock power or other instrument of transfer, appropriately endorsed in blank, in escrow under a deposit agreement containing such terms and conditions as the Committee shall approve, with the escrow agent designated pursuant to such agreement, the expenses of such escrow to be borne by the Company.

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     The Company's right of repurchase set forth in this Section 9 shall be exercised by (1) written notice to such escrow agent and to the owner of the shares being repurchased within 30 days after the time of the optionee's termination of employment or the time that the Company receives written notice from the Employee of the proposed transfer or sale of shares and (2) payment by the Company to the optionee or his legal representative of the amount due pursuant to the exercise of such right of repurchase, provided that notice of exercise of such right to repurchase by means of a refusal to issue shares pursuant to options outstanding at the time of termination of the optionee's employment may be made within 30 days after the Company's receipt of written notice of the exercise of such options from the optionee. Payment for repurchase of such shares may be made by cancellation of a corresponding amount of any note given the Company by the optionee or, in the event the outstanding balance of such note is equal to the amount of the payment, by returning the note to the optionee or his legal representative. The optionee whose shares are repurchased shall forthwith return such shares to the Company. The terms and conditions of this Section 9 shall be binding on the heirs, executors or personal representatives of the optionee, as the case may be.

     10. Incentive Awards of Restricted Stock. Shares of common stock of the Company issues as incentive awards pursuant to the Plan shall be subject to restrictions prohibiting their sale, transfer, assignment, pledge or other encumbrance, except by will or by the laws of descent and distribution or pursuant to a "qualified domestic relations order" as defined under the Code. With the exception of such restrictions, the persons to whom such shares are awarded shall have all of the rights of a shareholder, including the rights to receive dividends and to vote such shares. In the event that the person awarded such shares ceases to be employed by the Company or one of its subsidiaries prior to any time or the occurrence of any event specified by the Committee as occasion for the lapse of such restrictions, any shares subject to such restrictions shall be forfeited and returned to the Company, provided that the Committee may specify circumstances in which such forfeiture will not occur on termination of employment due to retirement, total or permanent disability or death. The Committee shall specify with respect to each award of restricted stock made under the Plan the circumstances under which the restrictions on such shares shall lapse. At the time of such lapse (or upon the earlier filing of an election under Section 83 of the Code), the Company may compute the amount of withholding taxes then due on income realized as a result of such lapse (or election), and either (1) require a participant to pay to the Company the amount of such withholding taxes or (2) purchase from the participant at the then current market value that number of shares having an aggregate purchase price equal to the amount of such taxes and retain such purchase price for purposes of satisfying withholding requirements in respect of the income realized.

     11. Necessary Approvals. Each option and stock appreciation right granted under the Plan shall be subject to the requirement that if at any time the Committee shall determine, in its discretion, that either the consent or approval of any governmental authority or the listing, registration or qualification of the shares subject to such option upon any securities exchange or under any state or federal law is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares under such option, such option may not be exercised in whole or in part and shares thereunder may not be delivered, as the case may be, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not

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acceptable to the Committee. Any option or stock appreciation right may be exercised only in accordance with the provisions of all applicable law.

     12. Administration of the Plan. The Committee shall, within the limits of the Plan, select eligible persons for participation and determine the number of shares to be subject to option or to option and stock appreciation rights, the number of shares to be issued as restricted shares, the time and conditions of exercise of options or stock appreciation rights, the terms and conditions of any loan made by the Company pursuant to Section 4 hereof (subject to approval thereof by the Board of Directors), all other terms and conditions of the options and stock appreciation rights not specified in the Plan, and all other terms and conditions not specified in the Plan governing the issuance of restricted shares and the lapse of restrictions with respect thereto. The Committee shall interpret the Plan, any option agreements entered into pursuant to the Plan and the rights of the holders of any restricted stock issued under the Plan. The Committee may establish rules and regulations not inconsistent with the Plan for the administration of the Plan. All such rules, regulations and interpretations relating to the Plan adopted by the Committee shall be conclusive and binding on all parties. Notwithstanding any other provisions of the Plan, all incentive stock options granted under the Plan shall be subject to such additional or more restrictive terms and conditions as the Committee shall determine to be necessary to meet the requirements of Section 422 of the Code and the regulations thereunder relating to incentive stock options, including restrictions necessary where the optionee owns 10% or more of the Common Stock.

     13. Adjustments for Change in Capitalization or Corporate Reorganizations. Appropriate adjustments shall be made by the Committee in the maximum number and kind of shares to be issued under the Plan, and in the number and kind of shares that are the subject of any option or stock appreciation rights, to give effect to any stock splits, stock dividends and other relevant changes in capitalization occurring after the effective date of the Plan. If the Company shall effect a merger, consolidation or other reorganization, pursuant to which the outstanding shares of common stock of the Company shall be exchanged for other shares or securities of the Company or of another corporation which is a party to such merger, consolidation or other reorganization, the Company shall use its best efforts to provide in any agreement or plan which it enters into or adopts to effect any such merger, consolidation or other reorganization that (1) any holder of restricted shares of the Company issued pursuant to the Plan shall receive in such transaction, subject to substantially the same restrictions on transferability as apply to such restricted shares, the kind and number of shares or other securities of the Company or such other corporation which is issuable to the owner of a like number of unrestricted shares of the Company, and (2) any optionee under the Plan shall have the right (a) to purchase, at the aggregate option price provided for in his option agreement and on the same terms and conditions, the kind and number of shares or other securities of the Company or such other corporation which would have been issuable to him in respect of the number of shares of common stock of the Company which were subject to such option immediately prior to the effective date of such merger, consolidation or other reorganization if such shares had been then owned by him, and (b) to exercise stock appreciation rights with respect to such shares in lieu of such purchase to the extent such optionee had such rights with respect to the options

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outstanding immediately prior to the effective date of such merger, consolidation or other reorganization.

     To the extent that such provision insofar as it relates to options or stock appreciation rights has not been made by the date ten days prior to the scheduled effective date of such merger, consolidation or other reorganization, the options and stock appreciation rights outstanding under the Plan shall thereupon become exercisable in full. If the provision for restricted stock described in the first paragraph of this Section 13 has not been made with respect to any of the restricted stock issued pursuant to the Plan by the date ten days prior to the scheduled effective date of such merger, consolidation or other reorganization, then the restrictions on the transfer, assignment, pledge or other encumbrance of such restricted stock as to which such provision has not been made shall thereupon lapse as of that date. If as a result of the preceding sentence shares cease to be subject to restrictions arising under Section 9 hereof, such shares shall thereupon cease to be subject to any right of the Company to repurchase such shares as set forth in Section 9 hereof. Any adjustment with respect to options and stock appreciation rights required as a result of the foregoing provisions of this Section 13 shall be effected in such manner that the difference between the aggregate fair market value of the shares or other securities subject to the options immediately after giving effect to such adjustment and the aggregate option price of such shares or other securities shall be substantially equal to (but shall not be more than) the difference between the aggregate fair market value of the shares subject to such options immediately prior to such adjustment and the aggregate option price of such shares. Any adjustments made under this Section 13 shall be determined by the Committee.

     Upon the approval by the shareholders of the Company of a merger, consolidation or other reorganization, under which the outstanding shares of the Company are to be exchanged for cash, or upon the adoption by the shareholders of the Company of a plan of complete liquidation, the restrictions on the transfer, assignment, pledge or other encumbrance of restricted stock issued pursuant to the Plan shall thereupon lapse, and all options outstanding under the Plan shall thereupon become exercisable in full.

     14. Effective Date and Term of Plan. The Plan shall be submitted to the Board of Directors of the Company for approval at the meeting scheduled to be held on February 26, 1985, and if approved shall become effective on that date, provided, however, that the Plan shall cease to be effective and any options and stock appreciation rights granted and restricted stock awards made hereunder shall become null and void if this plan is not approved by the Company's shareholders before February 26, 1986. The Plan shall terminate ten years after it becomes effective unless terminated prior thereto by action of the Board of Directors. No further grants shall be made under the Plan after termination, but termination shall not affect the right of any participant under any grants made prior to termination.

     15. Amendments. The Plan may be terminated or amended in any respect by the Board of Directors, provided that no amendment may be made without the approval of the Company's shareholders if such amendment would increase the maximum number of shares available for

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issuance under the Plan, change the designation of employees eligible to receive options, stock appreciation rights or restricted stock under the Plan, change the purchase price at which shares may be sold or stock appreciation rights measured pursuant to options granted under the Plan, or change the rights or obligations of the Company with respect to the right of repurchase specified in
Section 9 hereof.

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